UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2011

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23804	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Blvd., Pleasanton, CA 94588
(Address of principal executive offices)

(Registrant’s telephone number, including area code):  (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 16, 2011, Simpson Manufacturing Co., Inc. (the “Company”) entered into an agreement to acquire substantially all of the assets of Automatic Stamping, LLC, a North Carolina limited liability company, and Automatic Stamping Auxiliary Services, LLC, a North Carolina limited liability company, and certain real property and improvements owned by TIMMCO, INC., a North Carolina corporation, for an aggregate of $41.4 million plus the value at closing of inventory and accounts receivable.

The Company announced this transaction in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01(d)	Financial Statement and Exhibits

(d)	Exhibits:

Exhibit Number	Description

99.1	Exhibit 99.1	Press release dated December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: December 20, 2011	By:	/s/ Karen Colonias
Karen Colonias
Chief Financial Officer

Exhibit 99.1	Press release dated December 20, 2011.